FOURTH AMENDMENT TO LOAN AGREEMENT
                            AND GUARANTOR CONSENT


      THIS FOURTH AMENDMENT TO LOAN AGREEMENT AND GUARANTOR CONSENT (the "Fourth Amendment") is made as of November 1, 1998, among HALLMARK FINANCE CORPORATION, referred to herein as the "Borrower," HALLMARK FINANCIAL
SERVICES, INC., HALLMARK CLAIMS SERVICE, INC., AMERICAN HALLMARK GENERAL AGENCY, INC., ACO HOLDINGS, INC., and AMERICAN HALLMARK AGENCIES, INC. (collectively, the "Guarantors"), and NATIONSBANK, N.A., a national banking association previously known as NationsBank of Texas, N.A., referred to herein as the Lender.

                                R E C I T A L S:

      A. The Borrower and the Lender are parties to a Loan Agreement dated as of March 17, 1997 (the "Original Loan Agreement").

      B. The Guarantors executed Guaranty Agreements in favor of the Lender pursuant to the Original Loan Agreement.

      C. The Original Loan Agreement has been amended pursuant to that certain First Amendment to Loan Agreement and Guarantor Consent (the "First Amendment") dated as of July 31, 1997, by that certain Second Amendment to Loan Agreement and Guarantor Consent (the "Second Amendment") dated as of October 1, 1997, and by that certain Third Amendment to Loan Agreement and Guarantor Consent ("Third Amendment") dated as of September 17, 1998, among the Borrower, the Guarantors, and the Lender (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment is hereinafter called the "Loan Agreement").

      D. The Borrower has requested that the Expiration Date (as defined in the Loan Agreement) of 2:00 p.m. (Dallas, Texas time) on November 1, 1998 be extended to 2:00 p.m. (Dallas, Texas time) on December 15, 1998. The Lender is willing to amend the Loan Agreement to so extend such maturity date on the condition that the Loan Agreement also be amended to reduce the Maximum Amount to the lesser of $1,000,000 or the Borrowing Base and that all other terms, conditions and covenants of the Loan Agreement, as amended hereby, continue unaffected, but such amendment shall be subject to the terms and conditions set forth below.

      E.    Each of the Guarantors desires to consent to such amendment.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Same Terms. All terms used herein which are defined in the Loan Agreement have the same meanings when used herein unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" mean the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and this Fourth Amendment, and as the same are hereafter amended from time to time.

            2.    Amendment  to  Loan  Agreement.   Effective as of the date
above, the Loan Agreement is hereby amended as follows:

                  (a)   Section  1.0,  Certain  Definitions,  is  amended to
delete  the   definition  of   "Expiration  Date"    contained  therein  and
substituting in lieu thereof the following:

                   "Expiration  Date"   means 2 p.m. (Dallas, Texas time) on
December 15, 1998 or any other date on which the Loans become due and payable pursuant to the terms of this Agreement.

                  (b) Section 1.0, Certain Definitions, is amended to delete the definition of Maximum Amount contained therein and substituting in lieu thereof the following:

                   "Maximum  Amount"   means the lesser of $1,000,000 or the
Borrowing Base.

                  (c) Section 2.10, Usage Fee, is deleted and therefore a usage fee will not be charged.

                  (d) Exhibit "B", Borrowing Base Certificate, is deleted and Exhibit B-1, Borrowing Base Certificate, is wholly substituted therefor and in such Exhibit B-1, the Calculation of Borrowing Base shall now be:

                  [(Total Adjusted Eligible Premium Finance
                  Agreements-Bank Reserve) x 60%] =
                  Maximum Amount of borrowings (not
                  to exceed $1,000,000)                     $

                  LESS: Outstandings                        $

                  Available Amount/Overadvance Due Bank
                  (Amount of Borrowing Base - Outstandings) $

            3.    Certain  Representations.    The  Borrower and each of the
Guarantors, jointly and severally, represents and warrants that, as of the date hereof:

                  (a) the representations and warranties contained in the Loan Agreement as amended hereby are true and correct on and as of the date hereof as made on and as of such date;

                  (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

                  (c) The Borrower represents and warrants that, as of the date hereof: (I) the Borrower has full power and authority to execute this Fourth Amendment, and this Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, e x c ept as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by the Borrower of this Fourth Amendment.

                  (d) Each Guarantor represents and warrants that, as of the date hereof: (i) such Guarantor has full power and authority to execute this Fourth Amendment, and this Fourth Amendment constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by such Guarantor of this Fourth Amendment.

            4.    Guarantors' Acknowledgment.  By signing below, each of the
Guarantors: (i) acknowledges and consents to the execution, delivery and performance of this Fourth Amendment; (ii) agrees that its obligations in respect of its Guaranty are not released, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein; (iii) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty; and (iv) agrees, ratifies, and affirms that the Renewal Promissory Note in the original principal amount of $1,000,000 and payable by the Borrower to the Lender, upon being executed by Borrower and delivered to Lender as required below shall be an Obligation of each Guarantor under each of the respective Guarantees.

            5. Conditions of Effectiveness. This Fourth Amendment shall be effective as of the date and year first above written, subject to the following:

                  (a) The Lender shall have received this Fourth Amendment executed by Borrower and each Guarantor;

                  (b) The Lender shall have received the $1,000,000 Renewal Promissory Note executed by Borrower and satisfactory in form and content to Lender, such Renewal Promissory Note being in renewal and extension of the unpaid principal balance of the $8,000,000 Promissory Note dated March 17, 1997 as previously renewed by that $8,000,000 Renewal Promissory Note dated as of September 17, 1998;

                  (c) The Lender shall have received certificates of incumbency and containing specimen signatures of all officers of the Borrower and each of the Guarantors who will be authorized to execute or attest to any of the documents contemplated hereby on behalf of the Borrower and each of the Guarantors executed by the President and by the Secretary of the Borrower and each of the Guarantors on the date hereof, and such certification may be conclusively relied upon by the Lender until the Lender receives notice in writing from the Borrower and each of the Guarantors to the contrary and providing a substitute certificate conforming to the requirements hereof;

                  (d) All of the conditions precedent set forth in Section 4.0, Conditions Precedent to Subsequent Loans, of the Loan Agreement shall be satisfied; and

                  (e) The Lender shall have received such other documents, opinions, certifications, consents, waivers, agreements, and evidence as the Lender may reasonably request.

            6. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed: (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Loan Agreement or any of the other Loan Documents; or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Loan Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Fourth Amendment constitutes a Loan Document for all purposes. The Loan Agreement, as amended by this Fourth Amendment, and all of the other Loan Documents executed in connection therewith, shall remain in full force and effect and are each hereby ratified and confirmed.

            7.    ARBITRATION.    ANY  CONTROVERSY OR CLAIM BETWEEN OR AMONG
THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE SPECIAL RULES SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

            A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

            B. RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SET OFF; OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

            8. Entirety, Etc. This instrument together with all of the other Loan Documents embodies the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Loan Agreement to be effective as of the date and year first above written.

                                    BORROWER:

Address:                            HALLMARK FINANCE CORPORATION

14651 Dallas Parkway
Suite 900
Dallas, Texas  75240                By:
                                    Name:
                                    Title:


                                    GUARANTORS:

Address:                            HALLMARK FINANCIAL SERVICES,
                                    INC.
14651 Dallas Parkway
Suite 900
Dallas, Texas  75240                By:
                                    Name:
                                    Title:


Address:                            HALLMARK CLAIMS SERVICE, INC.

14651 Dallas Parkway
Suite 900
Dallas, Texas  75240                By:
                                    Name:
                                    Title:


Address:                            AMERICAN HALLMARK GENERAL
                                    AGENCY, INC.
14651 Dallas Parkway
Suite 900
Dallas, Texas  75240                By:
                                    Name:
                                    Title:


Address:                            ACO HOLDINGS, INC.

14651 Dallas Parkway
Suite 900
Dallas, Texas  75240                By:
                                    Name:
                                    Title:

Address:                            AMERICAN HALLMARK AGENCIES,
                                    INC.
14651 Dallas Parkway
Suite 900
Dallas, Texas  75240                By:
                                    Name:
                                    Title:

                                    LENDER:

Address:                            NATIONSBANK OF TEXAS, N.A.

NationsBank Plaza
900 Main Street, 7th Floor
Dallas, Texas  75202                By:
                                    Susan M. Raher, Senior Vice President